UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
July 18, 2008
Date of Report
(Date of earliest event reported)
CRUSADER ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	1-32533	88-0349241

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Gaillardia Parkway
Oklahoma City, Oklahoma 73142
(Address of principal executive offices, including zip code)
(405) 285-7555
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Second Lien Credit Agreement
Amendment No.1 - Union Bank of California, N.A.
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
JPMorgan Second Lien Term Loan Agreement
     Effective as of July 18, 2008, Crusader Energy Group Inc., a Nevada corporation (the “Company”), entered into a $250,000,000 second lien term loan credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatory thereto (the “Second Lien Term Loan Facility”). The Second Lien Term Loan Facility replaces in its entirety the subordinated facility the Company entered into on June 26, 2008 with UnionBanCal Equities, Inc. (the “UnionBanCal Subordinated Facility”), as described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2008 (the “June 27 8-K”).
     The Second Lien Term Loan Facility bears interest at LIBOR (subject to a floor of 3.50%) plus 7.75% or the reference rate, as defined, plus 6.75% and becomes due on July 18, 2013. The Second Lien Term Loan Facility is secured by substantially all of the proved oil and gas assets and all personal property of the Company and its subsidiaries and by guarantees of each of the Company’s subsidiaries. The Second Lien Term Loan Facility contains certain customary restrictive covenants and also contains customary events of default, including nonpayment of principal or interest, violations of covenants, cross defaults, bankruptcy and material judgments, and a change of control. As of July 18, 2008, $250,000,000 was outstanding under the Second Lien Term Loan Facility.
     The Credit Agreement is filed as Exhibit 10.14 hereto and is incorporated herein by reference, and the foregoing summary is qualified in its entirety thereby.
     Proceeds of the Second Lien Term Loan Facility were used to refinance the outstanding debt under the UBOC Senior Facility (defined below) and the UnionBanCal Subordinated Facility and will be used to fund the Company’s drilling activity, acquisitions and general corporate purposes.
Amendment to Senior Credit Facility
     On July 18, 2008, the Company also entered into Amendment No. 1 (the “Amendment”) to amend its existing $200,000,000 revolving senior credit facility (the “UBOC Senior Facility”) with Union Bank of California, N.A., as administrative agent and as issuing lender, and the lenders signatory thereto, which was previously filed as Exhibit 10.1 to the June 27 8-K.
     Pursuant to the Amendment, (i) the amount of the UBOC Senior Facility is being reduced from “$200,000,000” to “$140,000,000”, (ii) the borrowing base is being reduced from “$100,000,000” to “$70,000,000”, (iii) the Bank of Scotland plc is exiting the UBOC Senior Facility, (iv) the leverage ratio is being amended from “3.50 to 1.00 for any fiscal quarter beginning June 30, 2008” to “3.25 to 1.00 for each fiscal quarter beginning June 30, 2008 through December 31, 2009 and 3.00 to 1.00 for each fiscal quarter beginning March 31, 2010 and thereafter”, (v) the method in calculating the leverage ratio for specific quarters has been modified, and (vi) the method in calculating the interest coverage ratio for specific quarters has been modified.
     The Amendment is filed as Exhibit 10.15 hereto and is incorporated herein by reference, and the foregoing summary is qualified in its entirety thereby.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The information set forth in Item 1.01 regarding the Second Lien Term Loan Facility is hereby incorporated by reference into this Item 2.03.

ITEM 8.01 OTHER EVENTS
     On July 21, 2008, the Company issued a press release announcing the Second Lien Term Loan Facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit No.	Description

10.14	Second Lien Credit Agreement, dated July 17, 2008 and effective as of July 18, 2008, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatory thereto

10.15	Amendment No. 1, dated as of July 18, 2008, among the Company, Union Bank of California, N.A., as administrative agent and issuing lender, and the lenders signatory thereto

99.1	Press Release, dated July 21, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADER ENERGY GROUP INC.
Date: July 21, 2008
	By:	/s/ John G. Heinen
John G. Heinen
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.14	Second Lien Credit Agreement, dated July 17, 2008 and effective as of July 18, 2008, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatory thereto

10.15	Amendment No. 1, dated as of July 18, 2008, among the Company, Union Bank of California, N.A., as administrative agent and issuing lender, and the lenders signatory thereto

99.1	Press Release, dated July 21, 2008

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